THE TAIWAN FUND, INC. (THE ‘FUND’)

MONTHLY INSIGHT

AT NOVEMBER 30, 2011

IN BRIEF

Net asset value per share	US$16.17
Market price	US$14.75
Premium/(discount)	(8.78%)
Fund size	US$300.4m

Source: State Street Bank and Trust Company.

At November 30, 2011		US$ return
	Fund*	TAIEX Index†
	%	%
One month	(12.6)	(10.3)
Three months	(20.0)	(14.6)
One year	(14.1)	(13.8)
Three years % pa	19.4	23.5

Past performance is not a guide to future returns.
Returns are annualized, except for periods of less than one year.
*Source: State Street Bank and Trust Company.
NAV performance.
†Source: TWSE. The index shown is the TAIEX Total Return Index.

As of November 9, 2011, the Fund has entered into an Interim Investment Advisory and Management Agreement with Martin Currie Inc. and on November 10, 2011, Martin Currie Inc. entered into an Interim Sub-Advisory Agreement with APS Asset Management Pte Ltd. (‘APS’) to manage the Fund’s portfolio until new permanent management arrangements can be put in place. APS is a Singapore based investment management firm that specializes in Asia Pacific equity investments with a particular focus on China and Greater China. APS has a team of ten analysts based across Beijing, Shanghai and Shenzhen. The interim arrangements will remain in place for a maximum of 150 days. The Board of Directors (the ‘Board’) is also considering potential managers, including Martin Currie Inc. and APS to take over the management of the Fund’s portfolio at the end of the term of the Interim Agreements. The selection of any such manager by the Board will be subject to stockholder approval.

FUND MANAGERS (interim)

Wong Kok Hoi	James Liu

MANAGER’S COMMENTARY

Despite rallying towards the end of November, the Taiwanese market was unable to recoup earlier losses and finished down 10.3% for the month. Taiwan’s equity market is being hurt by the deepening crisis in Europe, on fears that the island’s export-reliant economy will suffer from slower demand from developed countries. In an apparent attempt to stem the market slide, the Taiwanese government advised the four big funds under its control to restrict share lending to short-sellers.

The financial sector dropped 14.6%, significantly more than the broad market, as investors feared that their counterparties in Europe and the United States would face further volatility and that they might suffer losses from their exposure to loans in the eurozone. The government-owned banks in particular are still haunted by their loan exposure to the DRAM and TFT-LCD sectors. Over the past eight years, elections have been preceded by a rally in financial stocks; this time, however, the sector has remained out of favor, as neither the KMT nor the DPP candidate is set to be a clear winner in January’s presidential poll.

As investors gradually priced in the slowing demand for electronic products and lower earnings prospects for the companies that make them, the technology sector slightly outperformed the general market this month. Long considered a defensive stock, index heavyweight Taiwan Semiconductor held up very well despite all the uncertainties, to end the month up 1.5%. The index’s second largest constituent, Hon Hai, which is expected to benefit from the newly launched iPhone 4S and the upcoming iPad 3, also outperformed the market. In contrast, HTC fell sharply after the firm suddenly downgraded its outlook for shipments of smartphones in the fourth quarter. The company also lost a key patent suit against Apple, which could result in a fine and recurring royalty payments.

For the time being, stock performances appear to be influenced more by negative or positive newsflow than by company fundamentals. But we are sticking firmly to our philosophy, which is that fundamentals ultimately determine share prices.

The Fund underperformed its benchmark in November. The top contributors to performance were Uni-President Enterprises, which recovered after it was upgraded to ‘buy’ by HSBC, and Globe Union Industrial, which reported a 13.4% increase in October sales compared with a 4.3% year-to-date decline. A notable detractor from returns was Far Eastern Department Stores which fell on weaker consumption data. The company’s anniversary sales promotions generated only 2% sales growth, with year-to-date revenue up just 4%. HTC was another major negative, for the reasons detailed above.

INVESTMENT STRATEGY

We bought a new holding in WT Micro Electronics, Asia’s second-largest distributor of IC components. The company is well positioned for structural growth, as IC vendors are expected to sell more of their products through distributors, rather than directly to end-users. Distributors like WT Micro Electronics offer value-added services such as inventory and logistics management, as well as prompt technical support for customers. These services are becoming more important, both for IC vendors and end-customers, given shorter product lifecycles and increasing requirements for leaner working capital. The stock is trading at 7 times 2012e EPS, with a 9% dividend yield.

Source: Martin Currie Inc. and APS Asset Management Pte Ltd.

FUND DETAILS

November 30, 2011
Market cap	US$273.98m
Shares outstanding	18,575,214
Exchange listed	NYSE
Listing date	1986
Investment manager	Martin Currie Inc

Source: State Street Bank and Trust Company.

PERFORMANCE		(US$ RETURNS)

(US$ returns)	NAV %	Market price %
One month	(12.6)	(9.2)
Three months	(20.0)	(18.5)
Three years % pa	19.4	23.0

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

Source: State Street Bank and Trust Company.

SECTOR ALLOCATION

	Fund %*	Benchmark %†
Wholesale and retail	19.7	6.8
Finance	19.2	12.3
Electronics	18.4	49.5
Construction	8.7	1.7
Healthcare	7.9	—
Foods	3.6	1.9
Steel and iron	2.9	3.3
Textiles	2.7	1.9
Transportation	2.2	2.2
Electric and machinery	2.2	1.3
Plastics	1.6	8.6
Cement	1.1	1.4
Others	0.1	2.1
Chemicals	—	2.2
Rubber	—	1.7
Automobile	—	1.5
Electrical appliance and cable	—	0.4
Glass and ceramics	—	0.4
Tourism	—	0.5
Paper and pulp	—	0.3
Other assets and liabilities, net	9.7	—

*Source: State Street Bank and Trust Company.

†Source: TWSE.

15 LARGEST HOLDINGS*

		% of net
47.3% of holdings	Sector	assets
President Chain Store	Wholesale and retail	4.7
KGI Securities	Finance	3.4
Mercuries & Associates	Wholesale and retail	3.3
YungShin Global Holding	Healthcare	3.2
Ruentex Development	Construction	3.2
Uni-President Enterprises	Foods	3.2
Chinatrust Financial Holding	Finance	3.1
HTC	Electronics	3.1
Yuanta Financial Holding	Finance	3.1
Clevo	Wholesale and retail	3.1
Tung Ho Steel Enterprise	Steel and iron	2.9
Far Eastern Department Stores	Wholesale and retail	2.9
WT Microelectronics	Electronics	2.8
Wah Lee Industrial	Electronics	2.7
SinoPac Financial Holdings	Finance	2.6

*Source: State Street Bank and Trust Company.

PERFORMANCE						(US$ returns at November 30, 2011)

	One month	Three months	Calendar year	One year	Three years	Five years	Ten years	Since launch
	%	%	to date	%	% pa	% pa	% pa	% pa
			%
The Taiwan Fund, Inc.*	(12.6)	(20.0)	(22.4)	(14.1)	19.4	0.5	6.0	8.4
TAIEX Index†	(10.3)	(14.7)	(26.0)	(17.1)	19.3	(0.5)	5.9	8.2
TAIEX Total Return Index†	(10.3)	(14.6)	(23.0)	(13.8)	23.5	3.4	na	na
MSCI Taiwan Index†	(9.5)	(13.4)	(22.5)	(12.8)	21.7	0.5	6.6	na

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

*Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

MONTHLY INSIGHT

PORTFOLIO IN FULL
	Company				% of
Sector	(BGB ticker)	Price	Holding	Value US$	net assets
WHOLESALE AND RETAIL					19.7
President Chain Store	2912 TT	NT$149.5	2,840,000	$13,997,297	4.7
Mercuries & Associates	2905 TT	NT$28.6	10,576,169	$9,971,926	3.3
Clevo	2362 TT	NT$45.1	6,288,000	$9,338,819	3.1
Far Eastern Department Stores	2903 TT	NT$37.7	6,953,070	$8,630,307	2.9
Test-Rite International	2908 TT	NT$20.2	10,622,000	$7,073,629	2.4
PC Home Online	8044 TT	NT$190.5	1,071,588	$6,729,882	2.2
Taiwan Tea	2913 TT	NT$12.7	8,231,000	$3,446,204	1.1

FINANCE					19.2
KGI Securities	6008 TT	NT$11.7	26,527,658	$10,188,481	3.4
Chinatrust Financial Holding	2891 TT	NT$16.6	17,223,268	$9,397,194	3.1
Yuanta Financial Holding	2885 TT	NT$14.8	19,238,900	$9,355,282	3.1
SinoPac Financial Holdings	2890 TT	NT$8.5	28,093,205	$7,835,312	2.6
Fubon Financial Holding	2881 TT	NT$30.4	7,716,706	$7,733,751	2.6
Jih Sun Financial Holding	5820 TT	NT$8.6	23,104,000	$6,535,203	2.2
China Life Insurance	2823 TT	NT$25.7	5,193,784	$4,391,935	1.4
Union Bank of Taiwan	2838 TT	NT$9.4	7,507,000	$2,323,896	0.8

ELECTRONICS					18.4
HTC	2498 TT	NT$477.0	596,000	$9,372,367	3.1
WT Microelectronics	3036 TT	NT$37.1	6,908,556	$8,449,788	2.8
Wah Lee Industrial	3010 TT	NT$37.2	6,644,000	$8,148,116	2.7
Advantech	2395 TT	NT$82.5	2,426,100	$6,598,531	2.2
Aurora	2373 TT	NT$46.0	4,060,000	$6,150,298	2.1
Wistron NeWeb	6285 TT	NT$55.2	3,117,000	$5,672,317	1.9
MPI	6223 TT	NT$70.3	1,448,000	$3,355,896	1.1
Taiflex Scientific	8039 TT	NT$27.9	3,452,820	$3,175,871	1.1
GeoVision	3356 TT	NT$95.0	989,000	$3,097,452	1.0
Tatung	2371 TT	NT$8.3	4,770,897	$1,307,031	0.4

CONSTRUCTION					8.7
Ruentex Development	9945 TT	NT$30.4	9,598,082	$9,603,461	3.2
Goldsun Development & Construction	2504 TT	NT$11.7	11,314,980	$4,345,746	1.5
Hung Poo Real Estate Development	2536 TT	NT$21.2	4,929,873	$3,437,405	1.1
Taiwan Land Development	2841 TT	NT$11.6	8,177,799	$3,127,369	1.0
Acter	5536 TT	NT$94.6	941,179	$2,935,270	1.0
King’s Town Construction	2524 TT	NT$18.6	4,261,680	$2,606,210	0.9

HEALTHCARE					7.9
YungShin Global Holding	3705 TT	NT$40.9	7,239,000	$9,748,892	3.2
Excelsior Medical	4104 TT	NT$59.5	3,133,729	$6,146,998	2.1
St.Shine Optical	1565 TT	NT$340.0	392,000	$4,393,894	1.5
Pacific Hospital Supply	4126 TT	NT$83.0	1,223,142	$3,346,876	1.1

FOODS					3.6
Uni-President Enterprises	1216 TT	NT$41.2	6,996,000	$9,502,364	3.2
Gourmet Master	2723 TT	NT$195.0	214,200	$1,377,015	0.4

	Company				% of
Sector	(BGB ticker)	Price	Holding	Value US$	net assets
STEEL AND IRON					2.9
Tung Ho Steel Enterprise	2006 TT	NT$26.1	10,099,000	$8,689,675	2.9

TEXTILES					2.7
Makalot Industrial	1477 TT	NT$67.8	1,828,000	$4,085,926	1.3
Far Eastern New Century	1402 TT	NT$33.1	3,548,836	$3,866,714	1.3
Li Peng Enterprise	1447 TT	NT$7.8	590,400	$150,846	0.1

TRANSPORTATION					2.2
Farglory F T Z Investment Holding	5607 TT	NT$14.9	9,624,000	$4,711,581	1.5
Taiwan High Speed Rail	2633 TT	NT$5.0	12,597,600	$2,064,091	0.7

ELECTRIC AND MACHINERY					2.2
Yungtay Engineering	1507 TT	NT$44.9	3,274,000	$4,840,896	1.6
Good Friend International Holdings	2398 TT	NT$12.2	4,145,000	$1,667,128	0.6

PLASTICS					1.6
Yem Chio	4306 TT	NT$24.0	5,979,833	$4,721,491	1.6

CEMENT					1.1
Wei Mon Industry	8925 TT	NT$16.2	6,433,854	$3,436,140	1.1

OTHERS					0.1
Globe Union Industrial	9934 TT	NT$17.9	389,000	$228,914	0.1

OTHER ASSETS AND LIABILITIES, NET				$29,063,722	9.7

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of November 30, 2011.

INDEX DESCRIPTIONS

TAIEX Index
The TWSE, or TAIEX Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The index was based in 1966 and does not include re-invested dividends.

TAIEX Total Return Index
The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

MSCI Taiwan Index
The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The index represents Taiwanese companies that are available to investors worldwide. The Index has a base date of December 31, 1987. As of October 31, 2011, it contained 122 constituents.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc (‘MC Inc’), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc is authorised and regulated by the Financial Services Authority (‘FSA’) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES
Tel: 44 (0) 131 229 5252  Fax: 44 (0) 131 228 5959  www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY
10019, USA  Tel: (1) 212 258 1900  Fax: (1) 212 258 1919

Authorised and regulated by the Financial Services Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.